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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number	811-22769
Broadmark Funds

(Exact name of registrant as specified in charter)
300 Drake’s Landing Road, Suite 150 Greenbrae, CA	94904
(Address of principal executive offices)	(Zip code)
Frank L. Newbauer, Esq
Ultimus Fund Solutions, LLC    225 Pictoria Drive, Suite 450    Cincinnati, Ohio 45246

(Name and address of agent for service)
Registrant's telephone number, including area code:	(415) 925-4970

Date of fiscal year end:	November 30, 2014

Date of reporting period:	November 30, 2014
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

BROADMARK TACTICAL PLUS FUND LETTER TO SHAREHOLDERS	November 30, 2014

Dear Shareholder:

Included is the 2014 annual report to shareholders of the Broadmark Funds. On behalf of the Broadmark Funds and its investment adviser, Broadmark Asset Management LLC, (the “Adviser”), I would like to thank you for your investment.

From November 30, 2013 through November 30, 2014, the Investor Class and Institutional Class of Broadmark Tactical Plus Fund (the “Fund”) generated positive returns of 8.21% and 8.53%, respectively, versus 16.86% for the Fund’s benchmark, the S&P 500® Index.

Past performance is not a guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than any performance information quoted within. The Fund’s gross operating expense ratio for the year ended November 30, 2014 for the Investor and Institutional Shares was 4.44% and 3.09%, respectively. However, the Fund’s Adviser had agreed in a written expense limitation agreement to reduce its investment management fee and/or reimburse other expenses to limit the operating expenses to 1.84% and 1.49%, respectively. Otherwise, performance shown would have been lower. Performance currently through the most recent month-end is available by calling 1-877-742-8061.

U.S. equity markets experienced a rise in volatility in 2014, but were able to hold on to positive returns. The S&P 500® Index again made numerous new all-time highs throughout the year. The 10 Year Treasury Note inched lower in 2014, dipping below 2.00% in October followed by the first 10%+ correction we’ve seen since 2012.

We are pleased with the year’s performance. The Fund outperformed various long/short benchmarks. For example, the Fund outperformed Morningstar Long/Short Equity Index, which returned 3.18% for the same time period.

During 2014, the Fund only invested in exchange-traded derivatives (futures and options) and exchange-traded funds. The performance of the Fund, therefore, is entirely a result of our use of index-based derivatives.

Our investment process begins with an assessment of the fundamental economic environment through Valuation, Monetary Policy, and Investor Sentiment. We then validate these qualitative factors with a more quantitative assessment through our multi-factor Volume/Breadth Momentum Model. Here is a brief survey of these “Four Pillars” of our investment process:

Valuation remained elevated throughout the year. Trailing median price-to-earnings (PE) ratios were overvalued on a historical basis, however, when adjusted for interest rates and inflation, were average. Monetary policy continues to be easy on a global basis. Rates have remained low. On the negative side, spreads have begun to widen modestly due to weakness in the energy sector. Sentiment reached negative readings across the board by year end. Our short and intermediate term momentum models are negative, while the long term models remains positive.

Looking ahead we are watching credit conditions to adjust exposure. Every major market reaction in the past 50 years has been preceded by widening credit spreads.

Warmest regards,

Christopher J. Guptill
President, Broadmark Funds
 Portfolio Manager, Broadmark Asset Management LLC

IMPORTANT INFORMATION (As of November 30, 2014)

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. All current and future holdings are subject to risk and are subject to change.

An investment in the Fund is subject to risk, including the possible loss of the principal amount invested.

Risks are listed in full in the Fund’s prospectus and include, but are not limited to, the following: Borrowing for investment purposes creates leverage, which can increase the risk and volatility of a fund. Derivative instruments involve the risk of sustaining large and sudden losses and may cause, among other things, increased volatility and transaction costs or a fund to lose more than the amount invested. Investing in exchange-traded funds (ETFs) will subject a fund to substantially the same risks as those associated with the direct ownership of the securities or other property held by the ETFs. Foreign securities involve additional risks including exchange rate fluctuations, social and political instability, less liquidity, greater volatility and less regulation. These risks are magnified in emerging markets due to less stable political systems and higher rates of inflation. Short selling involves unlimited risk including the possibility that losses to the Fund may exceed the original amount it invested. Although hedging activities are generally engaged in to help offset negative movements with respect to an investment, such activities will not always be successful.

An investment in the Fund may not be suitable for all investors.

The S&P 500® Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock-market performance. Index results assume the reinvestment of all capital gain and dividend distributions. The Morningstar Long/Short Equity Index is made up of long-short portfolios that hold sizable stakes in both long and short positions. At least 75% of the assets are in equity securities or derivatives. An investment cannot be made directly into an index.

This report and the financial statements contained herein are provided for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

BROADMARK TACTICAL PLUS FUND
PERFORMANCE INFORMATION
November 30, 2014 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Broadmark Tactical Plus Fund – Institutional Class(a) and the S&P 500® Index

Average Annual Total Returns(b) (for the periods ended November 30, 2014)
	1 Year	Since Inception(c)
Broadmark Tactical Plus Fund - Institutional Class	8.53%	13.08%
Broadmark Tactical Plus Fund - Investor Class	8.21%	12.70%
S&P 500® Index(d)	16.86%	23.96%

Past performance is no guarantee of future results. The graph and table above do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

(a)
The line graph above represents performance of the Institutional Class only, which will vary from the performance of the Investor Class based on the difference in fees paid by shareholders in the different classes.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes dividends or distributions, if any, are reinvested in shares of the Fund.
(c)	Represents the period from the commencement of operations (December 31, 2012) through November 30, 2014.
(d)	The S&P 500® Index is a widely recognized, broad-based securities market index that is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market.

BROADMARK TACTICAL PLUS FUND
PORTFOLIO INFORMATION
November 30, 2014 (Unaudited)

Asset Allocation (% of Net Assets)

BROADMARK TACTICAL PLUS FUND SCHEDULE OF INVESTMENTS November 30, 2014

EXCHANGE-TRADED FUNDS — 84.0%	Shares	Value
SPDR S&P 500 ETF Trust (Cost $17,599,353)	92,413	$19,147,974

MONEY MARKET FUNDS — 11.1%	Shares	Value
Fidelity Institutional Money Market Portfolio - Class I, 0.05% (a) (Cost $2,530,771)	2,530,771	$2,530,771

Total Investments at Value — 95.1% (Cost $20,130,124)		$21,678,745

Other Assets in Excess of Liabilities — 4.9%		1,124,349

Net Assets — 100.0%		$22,803,094

(a)	The rate shown is the 7-day effective yield as of November 30, 2014.
See accompanying notes to financial statements.

BROADMARK TACTICAL PLUS FUND SCHEDULE OF FUTURES CONTRACTS November 30, 2014

FUTURES CONTRACTS	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation
E-Mini S&P 500 Future	12/19/2014	161	$16,633,313	$317,157
NASDAQ 100 E-Mini Future	12/19/2014	65	5,639,725	153,067
Total Futures Contracts			$22,273,038	$470,224

See accompanying notes to financial statements.

BROADMARK TACTICAL PLUS FUND STATEMENT OF ASSETS AND LIABILITIES November 30, 2014

ASSETS
Investments in securities:
At acquisition cost	$20,130,124
At value (Note 2)	$21,678,745
Cash	70,660
Margin deposits for futures contracts (Note 2)	1,072,060
Dividends receivable	124
Receivable for capital shares sold	3,576
Receivable from Adviser (Note 4)	24,712
Prepaid compliance services fees (Note 4)	2,000
Other assets	129
TOTAL ASSETS	22,852,006

LIABILITIES
Variation margin payable (Notes 2 and 5)	22,052
Payable to administrator (Note 4)	7,150
Accrued distribution fees (Note 4)	870
Other accrued expenses	18,840
TOTAL LIABILITIES	48,912

NET ASSETS	$22,803,094

NET ASSETS CONSIST OF:
Paid-in capital	$21,034,616
Accumulated net realized losses from securities transactions and other financial instruments	(250,367)
Net unrealized appreciation on:
Investments	1,548,621
Futures contracts	470,224
NET ASSETS	$22,803,094

NET ASSET VALUE PER SHARE:
INVESTOR CLASS
Net assets applicable to Investor Class shares	$5,024,129
Investor Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	411,437
Net asset value, offering price and redemption price per share (Note 2)	$12.21

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class shares	$17,778,965
Institutional Class shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,446,796
Net asset value, offering price and redemption price per share (Note 2)	$12.29

See accompanying notes to financial statements.

BROADMARK TACTICAL PLUS FUND STATEMENT OF OPERATIONS For the Year Ended November 30, 2014

INVESTMENT INCOME
Dividends	$167,791

EXPENSES
Investment advisory fees (Note 4)	209,153
Professional fees	111,426
Registration and filing fees	46,121
Trustees’ fees and expenses (Note 4)	43,000
Fund accounting fees (Note 4)	34,597
Administration fees (Note 4)	26,750
Transfer agent fees, Investor Class (Note 4)	12,000
Transfer agent fees, Institutional Class (Note 4)	12,000
Compliance services fees (Note 4)	24,000
Insurance expense	19,877
Custodian and bank service fees	10,196
Offering costs (Note 1)	9,005
Postage and supplies	7,453
Printing of shareholder reports	7,412
Shareholder service fees, Institutional Class (Note 4)	7,311
Distribution services fees, Investor Class (Note 4)	6,714
Other expenses	12,984
TOTAL EXPENSES	599,999
Fee reductions and/or expense reimbursements by the Adviser (Note 4)	(319,610)
NET EXPENSES	280,389

NET INVESTMENT LOSS	(112,598)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS
Net realized gains (losses) from:
Investments	(371,881)
Option contracts written (Note 5)	29,605
Futures contracts (Note 5)	303,105
Net change in unrealized appreciation (depreciation) on:
Investments	1,505,463
Futures contracts (Note 5)	382,482
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	1,848,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,736,176

See accompanying notes to financial statements.

BROADMARK TACTICAL PLUS FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended November 30, 2014	Period Ended November 30, 2013(a)
FROM OPERATIONS
Net investment loss	$(112,598)	$(10,800)
Net realized gains (losses) from:
Investments	(371,881)	53,988
Option contracts written	29,605	568
Futures contracts	303,105	151,553
Net change in unrealized appreciation (depreciation) on:
Investments	1,505,463	43,158
Futures contracts	382,482	87,742
Net increase in net assets resulting from operations	1,736,176	326,209

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
From net realized gains, Investor Class	(8,503)	—
From net realized gains, Institutional Class	(285,404)	—
Decrease in net assets from distributions to shareholders	(293,907)	—

FROM CAPITAL SHARE TRANSACTIONS (Note 8)
Investor Class
Proceeds from shares sold	6,849,396	150,000
Net asset value of shares issued in reinvestment of distributions	8,503	—
Payments for shares redeemed	(2,278,390)	—
Net increase in Investor Class net assets from capital share transactions	4,579,509	150,000

Institutional Class
Proceeds from shares sold	9,944,527	9,435,619
Net asset value of shares issued in reinvestment of distributions	285,404	—
Payments for shares redeemed	(3,450,650)	(9,793)
Net increase in Institutional Class net assets from capital share transactions	6,779,281	9,425,826

TOTAL INCREASE IN NET ASSETS	12,801,059	9,902,035

NET ASSETS
Beginning of period	10,002,035	100,000
End of period	$22,803,094	$10,002,035

ACCUMULATED NET INVESTMENT LOSS	$—	$—

(a)	Represents the period from the commencement of operations (December 31, 2012) through November 30, 2013.
See accompanying notes to financial statements.

BROADMARK TACTICAL PLUS FUND FINANCIAL HIGHLIGHTS Investor Class

	Year Ended November 30, 2014	Period Ended November 30, 2013(a)
Per Share Data for a Share Outstanding Throughout Each Period
Net asset value at beginning of period	$11.62	$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)	(0.04)
Net realized and unrealized gains on investments	1.00	1.66
Total from investment operations	0.93	1.62

Less distributions:
From net realized gains from security transactions	(0.34)	—

Net asset value at end of period	$12.21	$11.62

Total return (b)	8.21%	16.20	%(c)

Ratios/supplementary data:
Net assets at end of period	$5,024,129	$213,118

Ratio of total expenses to average net assets (d)	4.44%	74.87	%(e)

Ratio of net expenses to average net assets (d) (f)	1.84%	1.84	%(e)

Ratio of net investment loss to average net assets (d) (f) (g)	(1.06%)	(1.16%	)(e)

Portfolio turnover rate	153%	1,814	%(c)

(a)	Represents the period from the commencement of operations (December 31, 2012) through November 30, 2013.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in Investor Class shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees and/or reimbursed expenses, the total return would have been lower.

(c)	Not annualized.
(d)	Does not include expenses incurred by investment companies in which the Fund invests.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and/or expense reimbursements (Note 4).
(g)	The recognition of net investment loss is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.
See accompanying notes to financial statements.

BROADMARK TACTICAL PLUS FUND FINANCIAL HIGHLIGHTS Institutional Class

	Year Ended November 30, 2014	Period Ended November 30, 2013(a)
Per Share Data for a Share Outstanding Throughout Each Period
Net asset value at beginning of period	$11.66	$10.00

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.01)
Net realized and unrealized gains on investments	1.03	1.67
Total from investment operations	0.97	1.66

Less distributions:
From net realized gains from security transactions	(0.34)	—

Net asset value at end of period	$12.29	$11.66

Total return (b)	8.53%	16.60	%(c)

Ratios/supplementary data:
Net assets at end of period	$17,778,965	$9,788,917

Ratio of total expenses to average net assets (d)	3.09%	29.89	%(e)

Ratio of net expenses to average net assets (d) (f)	1.49%	1.49	%(e)

Ratio of net investment loss to average net assets (d) (f) (g)	(0.54%)	(0.74%	)(e)

Portfolio turnover rate	153%	1,814	%(c)

(a)	Represents the period from the commencement of operations (December 31, 2012) through November 30, 2013.
(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in Institutional Class shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees and/or reimbursed expenses, the total return would have been lower.

(c)	Not annualized.
(d)	Does not include expenses incurred by investment companies in which the Fund invests.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
(g)	The recognition of net investment loss is affected by the timing and declaration of dividends by the investment companies in which the Fund invests.
See accompanying notes to financial statements.

BROADMARK TACTICAL PLUS FUND
NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1. Organization

Broadmark Tactical Plus Fund (the “Fund”) is a diversified series of Broadmark Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust and registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on December 31, 2012. The Fund was reorganized into a newly created fund on December 12, 2014 as discussed in Note 9.

The investment objective of the Fund is to seek to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index.

The Fund offers two classes of shares: Investor Class shares (sold without any sales loads, but subject to, on an annual basis, a distribution services fee of up to 0.25% of the average daily net assets attributable to Investor Class shares and a shareholder service fee of up to 0.15% of the average daily net assets attributable to Investor Class shares) and Institutional Class shares (sold without any sales loads or distribution services fees, but subject to, on an annual basis, a shareholder service fee of up to 0.05% of the average annual daily net assets attributable to Institutional Class shares). Each share class represents an ownership interest in the same investment portfolio.

On December 24, 2012, 5,000 shares each of the Investor Class shares and the Institutional Class shares of the Fund were issued for cash, at $10.00 per share to Broadmark Asset Management LLC (the “Adviser”), the investment adviser to the Fund. All costs incurred by the Fund in connection with its organization and offering of shares were borne by the Adviser, for which the Adviser may seek reimbursement by the Fund as described in Note 4. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund prior to the start of operations were treated as deferred charges. Offering costs are amortized over the twelve month period following the commencement of operations using the straight line method. The Fund expensed $9,005 of offering costs for the year ended November 30, 2014.

2. Significant Accounting Policies

The following is a list of the Fund’s significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities, Options and Futures Valuation – The Fund’s portfolio securities are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day that the NYSE

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

is open for business. The pricing and valuation of portfolio securities is determined in accordance with procedures approved by, and under the direction of, the Trust’s Board of Trustees (the “Board”). Securities listed on an exchange or quoted on a national market system are valued at the last sale price or, if a security was not traded during the day, at the most recent bid price. Securities traded only on over-the-counter markets are valued at the last sale price on days when the security is traded; otherwise, they are valued at closing over-the-counter bid prices. If a security is traded on more than one exchange, it is valued at the last sale price on the exchange where it is principally traded. Options on securities and options on indexes listed on an exchange are valued at the mean of the closing bid and ask price on the exchange on which they are traded on the day of valuation. Futures contracts that are listed on a national securities exchange, commodities exchange or over-the-counter market and are freely transferable are valued at their closing settlement price on the exchange on which they are primarily traded. Over-the-counter futures contracts for which market quotations are readily available are valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities.

Securities for which market quotations are not readily available and securities for which the Fund has reason to believe the market quote should not be relied upon are valued by the Adviser in accordance with procedures approved by the Board. Other times when the Adviser would make a fair value determination would include periods when trading in a security held by the Fund is halted and not resumed prior to the end of the market close, or when exchanges are required to close before the anticipated end of the trading day. In such cases, the value for a security may be different from the most recent market quote. Fair valued securities will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2014:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Exchange-Traded Funds	$19,147,974	$—	$—	$19,147,974
Money Market Funds	2,530,771	—	—	2,530,771
Total	$21,678,745	$—	$—	$21,678,745

Other Financial Instruments:
Futures Contracts	$470,224	$—	$—	$470,224

As of November 30, 2014, the Fund did not have any transfers in and out of any Level. The Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of November 30, 2014. It is the Fund’s policy to recognize transfers into and out of any Level, if any, at the end of the reporting period.

Share valuation – The net asset value per share of each class of the Fund is calculated as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for business. The net asset value per share of each class of the Fund is calculated by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Fund shares is equal to the net asset value per share.

Security transactions and investment income – Security transactions are accounted for on their trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned and includes amortization of discounts and premiums.

Allocation between classes – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class based upon its proportionate share of total net assets of the Fund.

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Distributions arising from net investment income and net capital gains, if any, are typically declared and paid one time during each calendar year. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the year ended November 30, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total Distributions
Investor Class	$5,707	$2,796	$8,503
Institutional Class	$156,275	$129,129	$285,404

There were no distributions paid to shareholders during the period ended November 30, 2013. On December 5, 2014, a distribution of $0.1562 per share was declared for each Class of the Fund. The dividend was paid on December 5, 2014 to shareholders of record on December 4, 2014.

Futures Contracts and Option Transactions – The Fund may purchase and write (sell) put and call options on broad-based stock index and on individual securities and may enter into futures contracts. The Fund may engage in these techniques as part of its investment strategy and for hedging purposes.

When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to-market daily. If an option expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an index option is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When the Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit with the futures commission merchant an amount of cash or qualifying securities currently ranging from 5% to 10% of the contract amount. This is called the “initial margin deposit.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

contracts and may realize a loss. The margin deposits for futures contracts and the variation margin receivable or payable are reported on the Statement of Assets and Liabilities.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent that its net investment income and any net realized capital gains are distributed in accordance with the Code. Accordingly, no provision for income tax has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of November 30, 2014:

Tax cost of portfolio investments	$20,201,987
Gross unrealized appreciation	$1,476,758
Gross unrealized depreciation	—
Net unrealized appreciation on investments	1,476,758
Undistributed ordinary income	16,190
Undistributed long-term capital gains	275,530
Total distributable earnings	$1,768,478

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments is due to certain timing difference in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

For the year ended November 30, 2014, the Fund reclassified $112,598 of net investment loss against accumulated net realized losses from securities transactions and other financial instruments on the Statement of Assets and Liabilities. Such

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or net asset value per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (November 30, 2013 and November 30, 2014) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2014, the total cost of purchases and the total proceeds from sales of investment securities, other than short-term investments, amounted to $29,379,100 and $14,551,530, respectively.

4. Transactions with Related Parties

AGREEMENTS WITH THE ADVISER
The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Management Agreement. Under the Investment Management Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.15% of the Fund’s average daily net assets.

The Adviser has contractually agreed, pursuant to an Expense Limitation Agreement, to reduce its investment advisory fees and/or reimburse other operating expenses of the Fund in order to limit total ordinary operating expenses (exclusive of brokerage costs, interest, taxes, dividends or interest on short positions, any acquired funds fees and expenses and any extraordinary expenses, such as litigation or indemnification costs) to an annual rate (as a percentage of average daily net assets) of 1.84% for Investor Class shares and 1.49% for Institutional Class shares. Accordingly, during the year ended November 30, 2014, the Adviser did not collect any of its advisory fee of $209,153 and, in addition, reimbursed the Fund for $51,606 of expenses not attributable to a particular class, $27,632 of Investor Class expenses and $31,219 of Institutional Class expenses.

Any such fee reductions or expense reimbursements by the Adviser may be reimbursed by the Fund pursuant to the terms of the Expense Limitation Agreement, provided that the Fund is able to make such repayment without causing total ordinary operating expenses to exceed the annual rates of 1.84% and 1.49% for Investor Class shares and Institutional Class shares, respectively, and provided further that the fees and expenses for which the Adviser has requested reimbursement were incurred within the preceding three fiscal years. As of November 30, 2014, the Adviser may

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

in the future recover advisory fee reductions and expense reimbursements totaling $889,290. The Adviser may recover a portion of this amount no later than the dates as stated below:

December 24, 2015	$137,000
November 30, 2016	432,680
November 30, 2017	319,610
$889,290

COMPLIANCE CONSULTING SERVICES
Alaric Compliance Services, LLC (“Alaric”) provides ongoing regulatory compliance consulting, monitoring and reporting services for the Fund. In addition, a Director of Alaric serves as the Trust’s Chief Compliance Officer. For these services, Alaric receives $2,000 per month from the Fund.

OTHER SERVICE PROVIDERS
Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s portfolio securities by a third party pricing service.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS
The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), pursuant to which the Fund may pay intermediaries and other persons for rendering distribution services and for bearing any related expenses with respect to the Investor Class shares of the Fund, which fees will not exceed the annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. During the year ended November 30, 2014, the Investor Class shares incurred $6,714 in distribution services fees under the Plan.

The Fund has also adopted a shareholder services plan, pursuant to which the Fund is authorized to pay third party service providers for non-distribution related services. These payments, which are calculated daily and paid monthly, may not exceed the annual rate of 0.15% with respect to Investor Class shares and 0.05% with respect to Institutional Class shares. During the year ended November 30, 2014, the Institutional Class shares incurred $7,311 in shareholder services fees under the shareholder services plan. The Investor Class shares did not incur any shareholder services fees during the year ended November 30, 2014.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Distributor serves as the principal underwriter to the Fund.

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES
The Co-Chief Executive Officer of the Adviser is also the President and a Trustee of the Trust. Certain other officers of the Trust are also officers of the Adviser, or of Ultimus. Trustees affiliated with the Adviser are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or otherwise an interested person of the Trust receives from the Trust an annual retainer of $25,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings. One half of the fees are paid by the Adviser on behalf of another series of the Trust that has not yet commenced operations.

5. Derivatives Risk and Transactions

Investing in derivatives, including option and futures contracts, involves the risk of sustaining large and sudden losses. The Fund’s use of derivatives may reduce its returns and/or increase its volatility, and fluctuations in the value of a derivative may not correlate perfectly with the overall securities markets.

Transactions in call option contracts written by the Fund during the year ended November 30, 2014 were as follows:

	Option Contracts	Option Premiums
Options outstanding at beginning of year	—	$—
Options written	227	30,531
Options cancelled in a closing purchase transaction	(227)	(30,531)
Options outstanding at end of year	—	$—

There were no put option contracts written by the Fund during the year ended November 30, 2014.

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund’s positions in derivative instruments as of November 30, 2014 are recorded in the following locations in the Statement of Assets and Liabilities:

		Fair Value		Gross Notional Amount Outstanding
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	November 30, 2014
Equity contracts – Futures contracts purchased	Variation margin payable	$26,650	$(48,702)	$22,273,038

The average monthly notional amount of futures contracts purchased and sold short during the year ended November 30, 2014 was $5,527,524 and $1,199,300, respectively.

Transactions in derivative instruments for the Fund during the year ended November 30, 2014 are recorded in the following locations in the Statement of Operations:

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Equity contracts – Written call options	Net realized gains (losses) from option contracts	$29,605	Net change in unrealized appreciation (depreciation)on option contracts	$—
Equity contracts – Purchased put options	Net realized gains (losses) from investments	(206,514)	Net change in unrealized appreciation (depreciation) on investments	—
Equity contracts – Purchased call options	Net realized gains (losses) from investments	(7,568)	Net change in unrealized appreciation (depreciation) on investments	—
Equity contracts – Futures contracts	Net realized gains (losses) from futures contracts	428,517	Net change in unrealized appreciation (depreciation) on futures contracts	384,058
Equity contracts – Futures contracts sold short	Net realized gains (losses) from futures contracts	(125,412)	Net change in unrealized appreciation (depreciation) on futures contracts	(1,576)

The average monthly notional amount of put options purchased during the year ended November 30, 2014 was $2,982,949.

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities.” ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement.

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The offsetting of financial assets and derivatives assets as of November 30, 2014 is as follows:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Futures contracts	$26,650	$(48,702)	$(22,052)	$1,072,060	$1,050,008
Total subject to a master netting or similar arrangement	$26,650	$(48,702)	$(22,052)	$1,072,060	$1,050,008

There was no offsetting of financial liabilities and/or derivative liabilities as of November 30, 2014.

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

6. Investment in Other Investment Companies

The securities in which the Fund invests, as well as the risks associated with these securities, are described in the Fund’s prospectus. Among these risks are those associated with investments in exchange-traded funds (“ETF”). Investments in ETFs are subject to the risk that the market price of an ETF’s shares may differ from its net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than net asset value (“NAV”) for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF). Investments in ETFs are also subject to the risk that an ETF may not be able to replicate exactly the performance of the index it tracks because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, an ETF in which the Fund invests may incur expenses not incurred by the applicable index. Certain securities comprising the index tracked by an ETF may, from time to time, temporarily be unavailable, which may further impede the ETF’s ability to track their applicable index or match its performance. To the extent that the Fund invests in ETFs, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such ETFs’ advisory fees and operational expenses. As of November 30, 2014, the Fund had 84.0% of the value of its net assets invested in one ETF, the SPDR S&P 500 ETF Trust (“SPY”). The risks associated with investing in SPY and its latest financial statements can be found at http://www.spdrs.com/product/fund.seam?ticker=SPY.

7. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

8. Capital Share Transactions

Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

	Year Ended November 30, 2014	Period Ended November 30, 2013(a)
Investor Class
Shares sold	594,093	13,333
Shares reinvested	748	—
Shares redeemed	(201,737)	—
Net increase in shares outstanding	393,104	13,333
Shares outstanding, beginning of period	18,333	5,000
Shares outstanding, end of period	411,437	18,333

Institutional Class
Shares sold	884,687	835,410
Shares reinvested	25,154	—
Shares redeemed	(302,577)	(878)
Net increase in shares outstanding	607,264	834,532
Shares outstanding, beginning of period	839,532	5,000
Shares outstanding, end of period	1,446,796	839,532

(a)	Represents the period from the commencement of operations (December 31, 2012) through November 30, 2013.

9. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and, except as disclosed in the following paragraph, has noted no such events.

BROADMARK TACTICAL PLUS FUND NOTES TO FINANCIAL STATEMENTS (Continued)

On December 8, 2014, shareholders of the Fund approved the proposed reorganization of the Fund into the Salient Broadmark Tactical Plus Fund (“New Fund”), a newly created fund advised by Salient Advisors, L.P. The reorganization was completed on December 12, 2014. Under the terms of an Agreement and Plan of Reorganization, the New Fund acquired all the assets and assumed all the liabilities of the Fund, and shareholders of the Fund received Class F shares of the New Fund with a total value equal to the net assets of the Fund as of the close of business on December 12, 2014. The New Fund’s Class F shares were distributed pro rata to shareholders of the Fund in exchange for their Fund shares. This transaction was a tax-free event for federal income tax purposes.

BROADMARK TACTICAL PLUS FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Broadmark Funds
 and the Shareholders of Broadmark Tactical Plus Fund

We have audited the accompanying statement of assets and liabilities of Broadmark Tactical Plus Fund (the “Fund”), a series of shares of beneficial interest of Broadmark Funds, including the schedule of investments, as of November 30, 2014, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 31, 2012 (commencement of operations) through November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Broadmark Tactical Plus Fund as of November 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period December 31, 2012 through November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
 January 23, 2015

BROADMARK TACTICAL PLUS FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, class specific fees (such as Rule 12b-1 distribution fees) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table that follows are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2014) and held until the end of the period (November 30, 2014).

The table that follows illustrates the Fund’s ongoing costs in two ways:

Actual Fund Return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% Return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transactions fees, such as purchase or redemptions fees, and does not charge a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

BROADMARK TACTICAL PLUS FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Investor Class	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,088.20	$9.63
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,015.84	$9.30

*
Expenses are equal to Investor Class shares’ annualized expense ratio of 1.84% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Institutional Class	Beginning Account Value June 1, 2014	Ending Account Value November 30, 2014	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,090.50	$7.81
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.60	$7.54

*
Expenses are equal to Institutional Class shares’ annualized expense ratio of 1.49% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

BROADMARK TACTICAL PLUS FUND
OTHER INFORMATION (Unaudited)

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-877-742-8061. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling the Trust toll-free at 1-877-742-8061, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge upon request by calling the Trust toll-free at 1-877-742-8061, or on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains made by the Fund during the fiscal year ended November 30, 2014. Certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $161,982 as taxed at a maximum rate of 23.8%. Additionally, the Fund intends to designate up to a maximum amount of $131,925 as long-term gain distributions. As required by federal regulations, complete information was computed and reported in conjunction with your 2013 Form 1099-DIV.

BROADMARK TACTICAL PLUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust. The address of each Trustee and officer, unless otherwise indicated, is c/o Broadmark Funds, 300 Drake’s Landing Road, Suite 150, Greenbrae, CA 94904.

Name (Year of Birth)	Position Held with Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Independent Trustees[1]
Robert S. Basso (1945)	Trustee	Since inception	Founder and Managing Partner of BEST Partners LLC (independent consulting firm) since 2007.	2	None
Patrick Dumas (1944)	Trustee	Since inception	Adjunct Professor at St. John's University since 2002.	2	None
Rick L. Frimmer (1951)	Trustee	Since inception	Partner at Schiff Hardin LLP since 2011 and Chief Executive Officer and Manager of Techno Sweat LLC (digital music provider) since 2007. Partner at Luce Forward Hamilton & Scripps LLP from 2006 to 2011.	2	None

BROADMARK TACTICAL PLUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name (Year of Birth)	Position Held with Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
Interested Trustees
Daniel J. Barnett [2] (1948)	Trustee	Since inception	Chairman and Member of the Management Committee of the Adviser since 1999, and Chief Executive Officer of Revere Capital Advisors, LLC (investment management firm) since 2007.	2	None
Christopher J. Guptill [2] (1956)	Trustee and President	Since inception	Co-Chief Executive Officer of the Adviser since 2009, and Chief Investment Officer and Member of the Management Committee of the Adviser since 1999.	2	None

BROADMARK TACTICAL PLUS FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name (Year of Birth)	Position Held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years
Other Officers
Theresa M. Bridge (1969) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Treasurer	Since inception	Vice President and Director of Fund Accounting of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC since 2000.
Edward J. Cook (1964)	Chief Compliance Officer	Since inception	Director at Alaric Compliance Services, LLC since 2007.
Frank L. Newbauer (1954) 225 Pictoria Drive Suite 450 Cincinnati, OH 45246	Secretary	Since inception	Assistant Vice President of Ultimus Fund Solutions, LLC since 2010. Prior thereto, Assistant Vice President of JPMorgan Chase Bank, N.A. from 1999 to 2010.

*	The Fund Complex is comprised of the Fund and Broadmark Tactical Fund (which has not yet commenced operations), the two series of the Trust.
[1]	An “Independent Trustee” is a Trustee who is not considered an “interested person” of the Trust, as that term is defined in the 1940 Act.
[2]
Each of Mr. Barnett and Mr. Guptill is an “interested person” of the Trust, as that term is defined in the 1940 Act, due to his affiliation with the Adviser. In addition to holding the positions described in the table above, Mr. Barnett currently serves as a director of the Adviser, and as a director of the following affiliates of the Adviser: Revere Securities Corp. (a registered broker-dealer), Revere Capital Investments Ltd. (a U.K.-based holding company), Revere Capital Advisors Ltd. (a U.K.-based operating company) and a pooled investment vehicle managed by the Adviser.

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-742-8061.

BROADMARK TACTICAL PLUS FUND
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved continuance of the Investment Management Agreement, between the Trust, on behalf of the Fund, and the Adviser (the “Management Agreement”) at an in-person meeting held on October 23, 2014, at which all of the Trustees were present.

In considering whether to approve continuance of the Management Agreement, the Trustees, including the Independent Trustees, reviewed and considered the factors discussed below and the information made available to them in advance of, and at, the Meeting relating to such factors, in addition to other information they deemed relevant.

(i)	Nature, Extent, and Quality of the Services. The Trustees reviewed and considered the nature, extent and quality of the services provided by the Adviser under the Management Agreement. The Trustees considered the role of the Adviser in all aspects of the Fund’s investment program, including its discretionary authority in selecting the Fund’s investments. The Trustees also reviewed and considered the qualifications of the portfolio manager and other key personnel of the Adviser who provide the investment advisory services to the Fund. The Trustees reviewed the current Form ADV of the Adviser, and considered the Fund’s investment objective and policies and the capabilities of the Adviser to pursue such objective and policies. The Trustees noted the institutional history of the Adviser, including its compliance program and regulatory history, as well as its risk management processes. The Trustees also reviewed and considered the nature and extent of the non-advisory services provided by the Adviser, including, among other things, its efforts since the Fund’s inception with respect to promoting the Fund and growing the Fund’s assets and providing office facilities, equipment and personnel.

(ii)	Investment Performance. The Trustees compared the performance of the Fund with the performance of the S&P 500 Index and the Morningstar Long Short Equity Index for 1-year and since-inception periods ended September 30, 2014. The Trustees considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies. The Trustees noted that the Fund’s performance over the 1-year and since-inception periods ended September 30, 2014 under performed that of its benchmark, the S&P 500 Index, but exceeded that of the Morningstar Long Short Equity Index. The Trustees also reviewed the Fund’s performance compared to comparable advised products. The Trustees concluded that the Fund’s performance record has been satisfactory. The Trustees also considered, among other things, the Adviser’s capabilities, personnel, history and investment strategies, and concluded that the Adviser had the appropriate resources to provide continued investment management services to the Fund.

BROADMARK TACTICAL PLUS FUND
APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
(Unaudited) (Continued)

(iii)	Economies of Scale. The Trustees discussed economies of scale, noting that breakpoints were not appropriate at this time because of the Fund’s current asset level.

(iv)	Management Fee and Expense Ratio. The Trustees considered the management fee, asset level of the Fund, and the overall expenses of the Fund, including the nature and frequency of investment management fee payments. The Trustees also considered that the Adviser entered into an expense limitation agreement, and that the Fund benefited, pursuant to that agreement, by the Adviser waiving its entire investment management fee and reimbursing certain expenses of the Fund. The Trustees compared the investment management fee and the estimated fees and expenses of the Fund to the advisory fees and fees and expenses of the Comparable Funds. The Trustees noted that the management fee and total net expense ratios (with waivers) of the Fund were within the range of fees and ratios of the Comparable Funds. The Trustees noted that the average net assets for the Comparable Funds were larger than the net assets for the Fund. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the management fee to be paid to the Adviser by the Fund is fair and reasonable in light of the services provided by the Adviser.

(v)	Profitability and Fall-Out Benefits. The Trustees reviewed financial information relating to the Adviser, including financial statements and information regarding the Adviser’s profitability. The Trustees considered that the Adviser did not expect to begin earning a profit unless the Fund reached significant asset levels. The Trustees also considered the potential for indirect benefits to be realized by the Adviser from its relationship with the Fund, including the ability to place small accounts into the Fund and the potential to generate soft dollars from Fund trades that may benefit the Adviser’s other clients. The Trustees concluded that the Adviser’s estimated profitability was not such as to prevent the Trustees from approving the Management Agreement.

Conclusion. The Trustees concluded by noting that, in approving the Management Agreement, their decision was based on evaluation of the totality of factors and information presented or available to them and not on any one factor, report, representation or response.

BROADMARK TACTICAL PLUS FUND
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

On December 8, 2014, a Special Meeting of Shareholders of the Fund was held for the purpose of voting on the following Proposal:

To approve an Agreement and Plan of Reorganization (“Reorganization Plan”), between the Fund and Salient MF Trust, on behalf of its series, Salient Broadmark Tactical Plus Fund (the “Acquiring Fund”). Under this agreement, the Fund would transfer all of its assets to the Acquiring Fund in exchange for Class F shares of the Acquiring Fund and the Acquiring Fund will assume all of the Fund’s stated liabilities. These Class F shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of the Fund, in redemption of and in exchange for the shares of the Fund.

The total number of shares of the Fund present in person or by proxy represented 60.67% of the shares entitled to vote at the Special Meeting.

The shareholders of the Fund voted to approve the Reorganization Plan. The votes cast with respect to the Reorganization Plan were as follows:

Number of Shares
For	Against	Abstain	For Votes as % of Shares Voted
755,638	12,704	264,335	73.17%

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Item 2.   Code of Ethics.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.
Item 3.   Audit Committee Financial Expert.
The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Rick Frimmer.  Mr. Frimmer is “independent” for purposes of this Item.
Item 4.   Principal Accountant Fees and Services.
(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $14,000 with respect to the registrant’s fiscal years ended November 30, 2014 and November 30, 2013.

(b)
Audit-Related Fees.  No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 with respect to the registrant’s fiscal years ended November 30, 2014 and November 30, 2013.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.
(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended November 30, 2014 and November 30, 2013, aggregate non-audit fees of $2,000 were billed by the registrant’s principal accountant for services rendered to the registrant.  No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.
Item 5.   Audit Committee of Listed Registrants.
Not applicable
Item 6.   Schedule of Investments.
(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable
Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
Not applicable
Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable
Item 10.   Submission of Matters to a Vote of Security Holders.
It is currently the policy of the Nominating Committee not to consider nominees recommended by shareholders as candidates for Board membership.  The Committee will periodically reevaluate the merits of this policy.

Item 11.   Controls and Procedures.
(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.
(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12.   Exhibits.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto
(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable
(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)	Broadmark Funds

By (Signature and Title)*		/s/ Christopher J. Guptill
Christopher J. Guptill, President

Date	January 29, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By (Signature and Title)*		/s/ Christopher J. Guptill
Christopher J. Guptill, President

Date	January 29, 2015

By (Signature and Title)*		/s/ Theresa M. Bridge
Theresa M. Bridge, Treasurer

Date	January 29, 2015
* Print the name and title of each signing officer under his or her signature.